Exhibit 99.2
IN RE:	CHAPTER 11
UAL CORPORATION, ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
March 1, 2005 THROUGH March 31, 2005

1 The information contained in the Debtors' monthly operating report (the "MOR") is unaudited, is limited to the Debtors and their filing subsidiaries, is limited to the time period indicated and is presented in a format prescribed by the bankruptcy court. The MOR does not purport to represent financial statements prepared in accordance with GAAP nor is it intended to fully reconcile to the financial statements filed by UAL Corporation or United Air Lines, Inc. with the Securities and Exchange Commission. Additionally, while every effort has been made to assure its accuracy and completeness, errors or omissions may have inadvertently occurred and the Debtors reserve the right to amend their MOR as necessary.

IN RE:	CHAPTER 11
UAL CORPORATION ET AL.	CASE NUMBERS : 02-48191 through 02-48218
DEBTORS	Jointly Administered
Hon. Eugene R. Wedoff

MONTHLY OPERATING REPORT FOR THE PERIOD
March 1, 2005 THROUGH March 31, 2005

DEBTOR'S ADDRESS:	UAL Corporation
1200 East Algonquin Road
Elk Grove Township, IL 60007

DEBTOR'S ATTORNEYS:	James H. M. Sprayregen, P.C. (ARDC No. 6190206)
Marc Kieselstein (ARDC No. 6199255)
David R. Seligman (ARDC No. 6238064)
KIRKLAND & ELLIS
200 East Randolph Street
Chicago, IL 60601
(312) 861-2000 (telephone)
(312) 861-2200 (facsimile)
Counsel for the Debtors and Debtors In Possession

REPORT PREPARER:	UAL Corporation et al

I declare under penalty of perjury that the information contained in this monthly operating report
(including attached schedules) is true and correct to the best of my knowledge, information and belief.

Dated: 5/4/2005	DEBTOR-IN-POSSESSION

Frederic F. Brace
Print Name/Title:	Executive Vice President & Chief Financial Officer

Signature:	/s/ Frederic F. Brace

Address:	1200 East Algonquin Road
Elk Grove Township, IL 60007

Phone:

I.	Table of Contents

II.	UAL Corporation, et al. Unaudited Financial Statements

	A.	Condensed Consolidating Statement of Operations (Discloses only filing entities)
	B.	Statements of Consolidated Financial Position (Form 10Q to be filed by May 15, 2005)
	C.	Statements of Consolidated Cash Flows (Form 10Q to be filed by May 15, 2005)

III.	Summary of Cash Receipts and Cash Disbursements

	A.	Unaudited Consolidated Receipt Summary
	B.	Unaudited Disbursements by Legal Filing Entity and Summary

IV.	Additional Schedules

	A.	Insurance - Certifications
	B.	Payments to Insiders - Certification
	C.	Description of Tax Trusts / Escrows
	D.	Payments to Secured Creditors and Lessors
	E.	Professional Fee Payments
	F.	Accounts Receivable Schedule and Accounts Payable Schedule
	G.	Bank Accounts and Financial Institution Relationships

V.	Tax Questionnaire

UAL Corporation, et al. -Filing Entities

	Legal Filing Entity	Reporting Structure
1	UAL Corporation	X-1
2	United Air Lines, Inc.	X-1
3	UAL Company Services, Inc.	X-1
4	UAL Loyalty Services, Inc.	X-2
5	Mileage Plus Holdings, Inc	X-4
6	Mileage Plus Marketing, Inc	X-5
7	My Points.com, Inc	X-1
8	Confetti Inc.	X-7
9	Cybergold, Inc.	X-7
10	iTarget.com, Inc.	X-7
11	MyPoints Offline Services, Inc.	X-7
12	UAL Benefits Management Inc.	X-1
13	United BizJet Holdings, Inc.	X-1
14	BizJet Charter, Inc.	X-13
15	BizJet Fractional, Inc.	X-13
16	BizJet Services, Inc.	X-13
17	Kion Leasing, Inc.	X-2
18	Premier Meeting and Travel Services, Inc.	X-2
19	United Aviation Fuels Corporation	X-2
20	United Cogen, Inc.	X-2
21	Mileage Plus, Inc.	X-2
22	United GHS, Inc.	X-2
23	United Worldwide Corporation	X-2
24	United Vacations, Inc.	X-2
25	Four Star Leasing, Inc.	X-1
26	Air Wis Services, Inc.	X-1
27	Air Wisconsin, Inc.	X-26
28	Domicile Management Services, Inc.	X-26

UAL CORPORATION AND SUBSIDIARY COMPANIES (filing entities only)
CONDENSED CONSOLIDATING STATEMENT OF OPERATIONS[1]
FOR THE MONTH ENDED March 31, 2005
($ amounts in 000's)

UAL [1]
CONSOLIDATING

Total operating revenues	1,642,207

Total operating expenses	1,588,589

Earnings (loss) from operations	53,618

Non-operating income (expenses):
Net interest expense	(33,032)
Other income (expenses), net:	60,181
Total non-operating income (expenses):	27,149

Net Earnings (loss) before Reorganization items	80,767

Reorganization items	(538,588)

Net earnings (loss)	(457,821)

1 These amounts do not agree to other financial statements included in the periodic public filings that are required by the SEC. This is due to the impact of certain non-filed entities and intercompany eliminations on United's consolidated results, which are not considered in the amounts disclosed here.

CASE NAME: UAL Corporation et al.	CASE NUMBERS : 02-48191 through 02-48218

Filed Entities of UAL Corporation [1]

SUMMARY OF CASH RECEIPTS AND CASH DISBURSEMENTS [2]

For The Period Ending March 31, 2005			(Amounts in US dollar $)

BEGINNING BALANCE (ending balance February 28, 2005)
Operating Accounts - DOM			$38,053,000
Operating Accounts - INT			$28,346,600
London Overnight Investment Balance			$6,217,427
Liquidity Pool			$1,259,017,412
Restricted Cash [3]			$869,814,225
Subsidiaries:
a. Mileage Plus, Inc.			$361,952
b. Premier Meeting and Travel Services, Inc.			$1,070,300
c. MyPoints.com, Inc.			$7,765,702
d. Domicile Management Services, Inc.			$257,346
e. UAL Loyalty Services, Inc.			$1,432,634
f. United Aviation Fuel Corporation			$2,930,056
TOTAL BEGINNING BALANCE			$2,215,266,655

RECEIPTS (Summary of all domestic and international bank accounts):
1. Receipts from operations (net of Intercompany receipts)		$1,678,734,248
2. Other receipts		$5,042,384

TOTAL RECEIPTS	(A)	$1,683,776,633

DISBURSEMENTS (Summary of all accounts):
1. Net payroll [4]
a. Officers		$745,324
b. Non-Officer		$168,102,469

2. Taxes paid or deposited:
a. Federal Income Tax and FICA withholdings		$57,482,636
b. State income tax w/held		$7,228,515
c. State sales or use tax		$291,850
d. Other [5]		$116,992,934

3. Necessary Operational Disbursements [6]
a. Operating Disbursements (net of Intercompany disbursements)		$1,233,705,107
b. Transferred to escrows / restricted cash		-

TOTAL DISBURSEMENTS	(B)	$1,584,548,835

NET RECEIPTS (Line (A) less Line (B))			$99,227,797

ENDING BALANCE (BEGINNING BALANCE PLUS NET RECEIPTS)			$2,314,494,452

Bank One Overnight Investment Account (month over month change) [7]			($316,897)

TOTAL ENDING BALANCE [8]			$2,314,177,555

Check

ENDING BALANCE (as of March 31, 2005)
Operating Accounts - DOM		$36,176,883
Operating Accounts - INT		$40,296,870
London Overnight Investment		$4,382,016
Liquidity Pool		$1,353,976,309
Restricted Cash [3]		$864,976,516
Subsidiaries:
Mileage Plus, Inc.		$450,418
Premier Meeting and Travel Services, Inc.		$756,426
MyPoints.com, Inc.		$9,340,665
Domicile Management Services, Inc.		$128,851
UAL Loyalty Services, Inc.		$1,981,757
United Aviation Fuel Corporation		$1,710,843

TOTAL ENDING BALANCE		$2,314,177,555

1 See Page 4 for a list of the 28 filing entities.
2 Pro forma basis, not prepared according to Generally Accepted Accounting Principles, and excludes certain elimination entries and non-cash adjustments.
3 Restricted cash does not include $200 million held in a Tax Trust Escrow nor restricted cash amounts associated with any non-filing entities. See Schedule C of this report for a description of the Tax Trust Escrow.
4 Includes information for domestic entities only.
5 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax.
6 Includes certain aircraft financing payments for the month of March (2005). These payments are highlighted in Schedule D of this report.
7 Account used to invest excess funds on a daily basis that are not transferred to liquidity pool.
8 Ending cash balance does not include $200 million held in a Tax Trust Escrow. See Schedule C of this report for a description of the Tax Trust Escrow.

BANK
ENTITY:	RECEIPT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	1,691,251,885

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY	5,329,882

International Operational Receipts [2]	BEG BALANCE (LESS) ENDING BALANCE	110,547,512
PLUS NET REPATRIATION

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,807,129,279

Debtor-In-Possession Financing	0

Other Non-Operational Receipts [3]	SEE FOOTNOTE BELOW	5,042,384

Less, Non-filing entities	NONE FOR THIS PERIOD	0

GROSS RECEIPTS (tie to bank statements)	1,812,171,664

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[4]	128,395,031

NET RECEIPTS	$1,683,776,633

Forward to MOR Summary:
Receipts from operations (net of Intercompany receipts)	1,678,734,248
Other receipts	5,042,384
$1,683,776,633

1 Includes receipt activity for United Airline's Liquidity Pool and the following subsidiaries: MyPoints.com, Inc., Premier Meeting & Travel Services, Inc., Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc.
2 Accounts for net repatriation to the liquidity pool in the amount of $98,376,472
3 Includes net activity related to the London overnight investment account, interest income, aircraft and other asset sales, local station bank activity, and transfers to restricted cash.
4 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

BANK
ENTITY:	LIQUIDITY POOL [1]	ACCTS:	Bank One Acct. #51-67795
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	1,547,001,504

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
-
-
-
Total Non-Bank One Receipts	-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	$110,326,742
PLUS NET REPATRIATION
Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,657,328,246

Debtor-In-Possession Financing	-

Other Non-Operational Receipts [2]	SEE FOOTNOTE BELOW	$4,967,015

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS	1,662,295,261

UAL	-
UAL Loyalty Services, Inc.	-
UAL Company Services, Inc.	-
Confetti Inc.	-
MyPoints.com, Inc.	38,688
Cybergold, Inc.	-
iTarget.com, Inc.	-
MyPoints Offline Services, Inc.	-
UAL Benefits Management, Inc.	-
United BizJet Holdings, Inc.	-
United BizJet Charter, Inc.	-
United BizJet Fractional, Inc.	-
United BizJet Services, Inc.	-
Kion Leasing, Inc.	-
Premier Meeting and Travel Services, Inc.	412,636
United Aviation Fuels Corporation	9,700,000
United Cogen, Inc.	-
Mileage Plus, Inc.	-
United GHS, Inc.	-
United Worldwide Corporation	-
United Vacations, Inc.	-
Four Star Leasing, Inc.	-
Air Wisconsin Services, Inc.	-
Air Wisconsin , Inc.	-
Domicile Management Services, Inc.	-

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES [3]	10,151,324

NET RECEIPTS	$1,652,143,937

1 Includes receipt activity for all filing entities of UAL Corporation (refer to page 4) except those receipts collected by MyPoints.com, Inc., Premier Meeting & Travel Services, Inc. Mileage Plus, Inc., United Aviation Fuels Corporation, UAL Loyalty Services, Inc. and Domicile Management Services, Inc. in operating bank accounts outside of the Liquidity Pool.
2 Includes net activity related to the London overnight investment account, interest income, aircraft and other asset sales, local station bank activity, and transfers to restricted cash.
3 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

PREMIER MEETING & TRAVEL	BANK
ENTITY:	SERVICES, INC.	ACCTS:	Bank One 55-78531
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	1,281,989

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
-
-
-
Total Non-Bank One Receipts	-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,281,989

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	344

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	1,282,332

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]

NET RECEIPTS	1,282,332

BANK STATEMENT RECONCILIATION:
Beginning Balance	$1,070,300
Receipts	1,282,332
Disbursements	(1,596,206)
Reconciled Ending Balance	$756,426

Reported Ending Balance	$756,426

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

			Fleet Bank # 55157711
			Wells Fargo #449-6837055, 10765100
MYPOINTS.COM, INC.		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
			(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION		AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY		-

Domestic Operational Receipts	NON BANK ONE / JP MORGAN CHASE ACTIVITY (see above for accounts)		3,429,882
			-
			-
			-
Total Non-Bank One Receipts			3,429,882

International Operational Receipts		BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		3,429,882

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		52,756

Less, Non-filing entities	NONE FOR THIS PERIOD		-

		GROSS RECEIPTS (tie to bank statement)	3,482,638

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[2]	-

		NET RECEIPTS	3,482,638

BANK STATEMENT RECONCILIATION:
Beginning Balance	$7,765,702
Receipts	3,482,638
Disbursements	(1,907,675)
Reconciled Ending Balance	$9,340,665

Reported Ending Balance	$9,340,665

Difference	$0

1 Includes receipt activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc., Confetti, Inc.
2 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	-

Domestic Operational Receipts	SHORE BANK	$1,900,000
-
-
-
Total Non-Bank One Receipts	1,900,000

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	1,900,000

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	24,073

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	1,924,073

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]	1,900,000

NET RECEIPTS	24,073

BANK STATEMENT RECONCILIATION:
Beginning Balance	$361,952
Receipts	1,924,073
Disbursements	(1,835,607)
Reconciled Ending Balance	$450,418

Reported Ending Balance	$450,418

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule F for details)

RECEIPT SOURCE	DESCRIPTION	AMOUNT

Domestic Operational Receipts	BANK ONE / JP MORGAN CHASE ACTIVITY	138,824,686

Domestic Operational Receipts	NORTHERN TRUST COMPANY	-
-
-
-
Total Non-Bank One Receipts	-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE	-

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY	138,824,686

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.	-

Less, Non-filing entities	NONE FOR THIS PERIOD	-

GROSS RECEIPTS (tie to bank statement)	138,824,686

(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]	112,200,000
(Provide detail above)

NET RECEIPTS	26,624,686

BANK STATEMENT RECONCILIATION:
Beginning Balance	$2,930,056
Receipts	138,824,686
Disbursements	(140,043,898)
Reconciled Ending Balance	$1,710,843

Reported Ending Balance	$1,710,843

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

		BANK	BANK ONE ACCT. 11-01955, 11-02250,
ENTITY:	UAL LOYALTY SERVICES, INC.	ACCTS:	10-61639, 11-33545
			(see schedule F for details)

RECEIPT SOURCE		DESCRIPTION	AMOUNT

Domestic Operational Receipts		BANK ONE / JP MORGAN CHASE ACTIVITY	$4,143,707

Domestic Operational Receipts		NON BANK ONE / JP MORGAN CHASE ACTIVITY	-
			-
			-
			-
Total Non-Bank One Receipts			-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY		4,143,707

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.		-

Less, Non-filing entities	NONE FOR THIS PERIOD		-

		GROSS RECEIPTS (tie to bank statement)	4,143,707

		(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]	$4,143,707

		NET RECEIPTS	-

BANK STATEMENT RECONCILIATION:
Beginning Balance	$1,432,634
Receipts	4,143,707
Disbursements	(3,594,584)
Reconciled Ending Balance	$1,981,757

Reported Ending Balance	$1,981,757

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

		BANK
ENTITY:	DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016
			(see schedule F for details)

RECEIPT SOURCE		DESCRIPTION		AMOUNT

			US $ @	104.17
Domestic Operational Receipts		BANK ONE / JP MORGAN CHASE ACTIVITY		-

Domestic Operational Receipts		CITIBANK		-
				-
				-
				-
Total Non-Bank One Receipts				-

International Operational Receipts	BEG BALANCE (LESS) ENDING BALANCE		3/31/05	220,770

Total Operational Receipts	TOTAL DOMESTIC AND INTERNATIONAL ACTIVITY			220,770

Other Non-Operational Receipts	INCLUDES INTEREST INCOME, PROCEEDS OF ASSET SALES, etc.			(1,803)

Less, Non-filing entities	NONE FOR THIS PERIOD			-

	GROSS RECEIPTS (tie to bank statement)			218,967

	(MINUS) TRANSFERS FROM OTHER ACCOUNTS / ENTITIES[1]			-

	NET RECEIPTS			218,967

BANK STATEMENT RECONCILIATION:
Beginning Balance	$257,346
Receipts	218,967
Disbursements	(347,462)
Reconciled Ending Balance	$128,851

Reported Ending Balance	$128,851

Difference	$0

1 Transfers in this section represent direct payments to / from various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

BANK
ENTITY:	DISBURSEMENT SUMMARY [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	745,324	( A )
xxx	PAYROLL NON-OFFICER	168,102,469	( B )

04	AVIATION FUEL [2]	(SEE FUEL SUMMARY BELOW)	418,885,968
06	CATERING	28,620,482
03	RECURRING RENT	63,608,449
01	GENERAL PAYABLES	698,131,081
17	INSURANCE	55,579,830
18	LANDING FEES	19,644,954
xxx	OTHER	77,629,374

SUBTOTAL EXCLUDING PAYROLL	1,362,100,139	( C )

GROSS DISBURSEMENTS (tie to bank statement)	1,530,947,931

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[3]	128,395,031	( D )

TAXES:
a. Federal Income Tax and FICA withholdings	57,482,636
b. State income tax w/held	7,228,515
c. State sales or use tax	291,850
d. Other [4]	116,992,934
TOTAL TAXES	181,995,935	( E )

NET MONTHLY DISBURSEMENTS	$ 1,584,548,835

Forward to MOR Summary:
Officers Payroll	745,324	( A )
Non-Officer Payroll	168,102,469	( B )
Taxes	181,995,935	( E )
Necessary Operational Disbursements (less intercompany transfers)	1,233,705,107	(C-D)
$ 1,584,548,835

1 Includes disbursement activity for all filing entities of UAL Corporation (refer to page 4).
2 Fuel Summary:
UAFC Fuel Disbursements	140,043,898
United Fuel Disbursements	278,842,070
Total Fuel Disbursements	418,885,968
Less: Intercompany Transfers	(121,900,000)
Fuel Disbursements	$ 296,985,968
3 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
4 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL CORPORATION [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES[1]	48,557
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER

SUBTOTAL EXCLUDING PAYROLL	48,557

GROSS DISBURSEMENTS (tie to bank statement)	48,557

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	48,557

1 Includes expenses incurred by members of the Board of Directors.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED AIRLINES, INC. [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	745,324
xxx	PAYROLL NON-OFFICER	166,814,220

04	AVIATION FUEL	(Includes intercompany transfer to UAFC, see below)	278,842,070
06	CATERING	28,620,482
03	RECURRING RENT	63,608,449
01	GENERAL PAYABLES	690,716,681
17	INSURANCE	55,101,821
18	LANDING FEES	19,644,954
xxx	OTHER [2]	77,629,374

SUBTOTAL EXCLUDING PAYROLL	1,214,163,831

GROSS DISBURSEMENTS (tie to bank statement)	1,381,723,374

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES
MyPoints.com, Inc.	-
Premier Meeting and Travel Services, Inc.	-
Mileage Plus, Inc.	1,900,000
United Aviation Fuels Corporation	112,200,000
UAL Loyalty Services, Inc.	4,143,707
Domicile Management Services, Inc.	-
TOTAL TRANSFERS TO OTHER ACCOUNTS / ENTITIES[3]	118,243,707

TAXES:
a. Federal Income Tax and FICA withholdings	57,280,898
b. State income tax w/held	7,199,309
c. State sales or use tax	291,299
d. Other (specify) [4]	116,855,119
TOTAL TAXES	181,626,625

NET MONTHLY DISBURSEMENTS	$ 1,445,106,292

1 Includes activity for United Airlines, Inc., UAL Company Services, Inc., United GHS, Inc., UAL Benefits Management, Inc. and Air Wisconsin, Inc.
2 Includes corporate volume agreements (APO8), maintenance (APO 9), crew housing (APO 11), damaged bags (APO 12), GSA's (APO14), group deposits (APO 15), tour payables (APO 16), lost baggage claims (APO 19), ORD JJ (APO 21), passenger facility charges (APO 22), cargo claims (APO 23), property work orders (APO 24), travel agency incentives (APO 25), back end commissions (APO 26),cargo correspondence (APO 29), employee travel expenses (APO 45), DIP fees and interest, 401K, pilot directed account plan and sick leave trust payments.
3Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
4 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK	BANK ONE ACCT. 11-01955, 11-02250, 10-61639,
ENTITY:	UAL LOYALTY SERVICES, INC [1]	ACCTS:	11-33545
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	3,594,584
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	3,594,584

GROSS DISBURSEMENTS (tie to bank statement)	3,594,584

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	$ 3,594,584

1 Includes disbursement activity for Confetti, Inc., Mileage Plus Holdings, Inc. and Mileage Plus Marketing, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS HOLDINGS, INC [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS MARKETING, INC [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL COMPANY SERVICES, INC. [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
	MYPOINTS.COM, INC.	BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	AND SUBSIDIARIES [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		607,682

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		1,299,993
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		1,299,993

	GROSS DISBURSEMENTS (tie to bank statement)		1,907,675

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]		38,688

TAXES:
	a. Federal Income Tax and FICA withholdings		-
	b. State income tax w/held		-
	c. State sales or use tax		-
	d. Other [3]		-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		$ 1,868,987

1 Includes disbursement activity for Cybergold, Inc., iTarget.com, Inc., MyPoints Offline Services, Inc., Confetti, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	CYBERGOLD, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
		BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	iTARGET.COM, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER		-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

	GROSS DISBURSEMENTS (tie to bank statement)		-

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]		-

TAXES:
	a. Federal Income Tax and FICA withholdings		-
	b. State income tax w/held		-
	c. State sales or use tax		-
	d. Other [3]		-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

Fleet Bank # 55157711
Wells Fargo #449-6837055, 10765100
BANK	Silicon Valley Bank #3300066117, 3300042163
ENTITY:	MYPOINTS OFFLINE SERVICES, INC. [1]	ACCTS:	Silicon Valley Bank #3700276606
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through MyPoints.com, Inc.
3 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	CONFETTI, INC [1]	ACCTS:	See Schedule F for list of bank accounts

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through UAL Loyalty Services, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UAL BENEFITS MANAGEMENT, INC.[1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through MyPoints.com, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED BIZJET HOLDINGS, INC.[1]	ACCTS:	Bank One #10-96072
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Includes disbursement activity for BizJet Fractional, Inc., BizJet Charter, Inc., and BizJet Services, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET CHARTER, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET FRACTIONAL, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	BIZJET SERVICES, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[3]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United BizJet Holdings, Inc.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.
3Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.

BANK
ENTITY:	KION LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):		NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER		-

04	AVIATION FUEL		-
06	CATERING		-
03	RECURRING RENT		-
01	GENERAL PAYABLES		-
17	INSURANCE		-
18	LANDING FEES		-
xxx	OTHER		-

	SUBTOTAL EXCLUDING PAYROLL		-

GROSS DISBURSEMENTS (tie to bank statement) -

	(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]		-

TAXES:
	a. Federal Income Tax and FICA withholdings		-
	b. State income tax w/held		-
	c. State sales or use tax		-
	d. Other [3]		-
	TOTAL TAXES		-

	NET MONTHLY DISBURSEMENTS		-

1 Approximated from Income Statement for the month ended March 31, 2005.
2 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

PREMIER MEETING AND TRAVEL	BANK
ENTITY:	SERVICES, INC.	ACCTS:	Bank One 5578531
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	1,596,206
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	1,596,206

GROSS DISBURSEMENTS (tie to bank statement)	1,596,206

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]	412,636

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	$ 1,183,570

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	140,043,898
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	140,043,898

GROSS DISBURSEMENTS (tie to bank statement)	140,043,898

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]	9,700,000

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	$ 130,343,898

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED COGEN , INC.	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	219,878
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	219,878

GROSS DISBURSEMENTS (tie to bank statement)	219,878

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	219,878

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	672,345

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	454,134
17	INSURANCE	478,009
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	932,143

GROSS DISBURSEMENTS (tie to bank statement)	1,604,488

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]

TAXES:
a. Federal Income Tax and FICA withholdings	201,738
b. State income tax w/held	29,206
c. State sales or use tax	175
d. Other [2]	-
TOTAL TAXES	231,119

NET MONTHLY DISBURSEMENTS	$ 1,835,607

1Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED GHS, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED WORLDWIDE CORPORATION [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended March 31, 2005.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED VACATIONS, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended March 31, 2005.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	FOUR STAR LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended March 31, 2005.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN, INC. [1]	ACCTS:	See Schedule F for Details

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN SERVICES, INC [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

ENTITY:	BANK
DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	8,222

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	201,049
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	201,049

GROSS DISBURSEMENTS (tie to bank statement)	209,271

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	376
d. Other [2]	137,815
TOTAL TAXES	138,191

NET MONTHLY DISBURSEMENTS	$ 347,462

1Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax, quarterly payments made to the INS, and US Custom Fees and Department of Agriculture.

PREMIER MEETING AND TRAVEL	BANK
ENTITY:	SERVICES, INC.	ACCTS:	Bank One 5578531
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	1,596,206
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	1,596,206

GROSS DISBURSEMENTS (tie to bank statement)	1,596,206

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]	412,636

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	$ 1,183,570

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

UNITED AVIATION FUELS	BANK
ENTITY:	CORPORATION	ACCTS:	NORTHERN TRUST ACCT. 792705
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	140,043,898
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	140,043,898

GROSS DISBURSEMENTS (tie to bank statement)	140,043,898

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]	9,700,000

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	$ 130,343,898

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED COGEN , INC.	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	Payroll disbursed through United Airlines	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	219,878
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	219,878

GROSS DISBURSEMENTS (tie to bank statement)	219,878

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [2]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	219,878

1 Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	MILEAGE PLUS, INC.	ACCTS:	SHORE BANK #17331100/17331200/17511000
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	672,345

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	454,134
17	INSURANCE	478,009
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	932,143

GROSS DISBURSEMENTS (tie to bank statement)	1,604,488

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]

TAXES:
a. Federal Income Tax and FICA withholdings	201,738
b. State income tax w/held	29,206
c. State sales or use tax	175
d. Other [2]	-
TOTAL TAXES	231,119

NET MONTHLY DISBURSEMENTS	$ 1,835,607

1Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED GHS, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED WORLDWIDE CORPORATION [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended March 31, 2005.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	UNITED VACATIONS, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended March 31, 2005.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	FOUR STAR LEASING, INC. [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Approximated from Income Statement for the month ended March 31, 2005.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN, INC. [1]	ACCTS:	See Schedule F for Details

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

BANK
ENTITY:	AIR WISCONSIN SERVICES, INC [1]	ACCTS:	List Accounts per attached list
(see schedule F for details)

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	-

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	-
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	-

GROSS DISBURSEMENTS (tie to bank statement)	-

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[2]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	-
d. Other [3]	-
TOTAL TAXES	-

NET MONTHLY DISBURSEMENTS	-

1 Disbursement activity conducted through United Airlines, Inc.
2Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
3 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax and quarterly payments made to the INS, US Custom Fees and Department of Agriculture.

ENTITY:	BANK
DOMICILE MGMT SERVICES, INC.	ACCTS:	Citibank #0-157487-016

BY APO DISBURSEMENT TYPE
(based on Cleared Check Date):	NOTES:	AMOUNT:

xxx	PAYROLL OFFICER	-
xxx	PAYROLL NON-OFFICER	8,222

04	AVIATION FUEL	-
06	CATERING	-
03	RECURRING RENT	-
01	GENERAL PAYABLES	201,049
17	INSURANCE	-
18	LANDING FEES	-
xxx	OTHER	-

SUBTOTAL EXCLUDING PAYROLL	201,049

GROSS DISBURSEMENTS (tie to bank statement)	209,271

(MINUS )TRANSFERS TO OTHER ACCOUNTS / ENTITIES[1]	-

TAXES:
a. Federal Income Tax and FICA withholdings	-
b. State income tax w/held	-
c. State sales or use tax	376
d. Other [2]	137,815
TOTAL TAXES	138,191

NET MONTHLY DISBURSEMENTS	$ 347,462

1Transfers in this section represent direct payments from / to various subsidiaries or affiliate companies. These amounts do not reflect payments made or received on behalf of a related subsidiary or affiliate entity.
2 Includes US Federal fuel tax, transportation tax, transportation security fees, personal property tax, excise tax, liquor tax, unemployment tax, state & city tax, quarterly payments made to the INS, and US Custom Fees and Department of Agriculture.

SCHEDULE A and B - Payments to Insiders and Insurance

Insurance

The undersigned verifies that, to the best of my knowledge, all insurance premiums for the policies held by all legal entities of UAL Corporation have been paid to the proper insurance company or broker when due, and that all insurance policies are in force as of March 31, 2005

/s/ Kathryn Mikells
Signature

Kathryn Mikells
Vice President - Treasurer
Print Name and Title

05/03/2005
Date

Insider Payments

The undersigned verifies that, all payments made to insiders, as defined in 11 U.S.C. Section 101 of the U.S. Bankruptcy Code, during the reporting period have been made in the ordinary course of business or in accordance with the provisions of an Order entered by the U.S. Bankruptcy Court.

/s/ David Wing
Signature

David Wing
Vice President & Controller
Print Name and Title

05/03/2005
Date

SCHEDULE C - Description of Tax Trusts

Escrow Accounts
The Debtors have created an escrow account to ensure that adequate funds are available to pay outstanding fiduciary tax obligations owed to the federal government as well as state and local jurisdictions in the event that the Debtors cease operations. These trust funds are described below.

Escrow Fund
This escrow fund was established with LaSalle Bank on November 29, 2002 and funded on December 5, 2002 with an initial funding of $200 million to account for the estimated tax liability of UAL Corporation, UAL Loyalty Services, Inc., Confetti, Inc., Mileage Plus Holdings, Inc., Mileage Plus Marketing, Inc., MyPoints.com, Inc., Cybergold, Inc., itarget.com, Inc., MyPoints Offline Services, Inc., UAL Company Services, Inc., Four Star Leasing, Inc.,Air Wisconsin Services, Inc., Air Wisconsin, Inc., Domicile Management Services, Inc., UAL Benefits Management, Inc., United BizJet Holdings, Inc., BizJet Charter, Inc., BizJet Fractional, Inc., BizJet Services, Inc., United Air Lines, Inc., Kion Leasing, Inc., Premier Meeting and Travel Services, Inc., United Aviation Fuel Corporation, United Cogen, Inc., Mileage Plus, Inc., United GHS, Inc., United Worldwide Corporation, and United Vacations, Inc. No subsequent funding or payments are made from the escrow account.

The components of the Escrow fund:
w Federal payroll withholding taxes, FICA (employee portion), and Medicare;
w Federal air transportation excise taxes;
w Federal security charges;
w Federal Animal and Plan Health Inspection Service of the U.S. Department of Agriculture ("APHIS");
w Federal Immigration and Naturalization Service (INS) fees;
w Federal customs fees;
w State and local income tax withholding;
w Disability taxes;
w Passenger facility charges ("PFC");
w State sales and use taxes;
w Federal and state fuel taxes

SCHEDULE D - Payments to Secured Creditors and Lessors

Name of Creditor or Lessor	Type	Date Regular Payment is Due	Amount of Regular Payment	Check # of Payments	Number of Payments Delinquent*	Amount of Payments * Delinquent

CORPORATE TRUST SERVICES	AIRCRAFT	3/1/05	110,000.00
US BANK	AIRCRAFT	3/1/05	32,781,722.44
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	3/1/05	4,595,625.00
WILMINGTON TRUST COMPANY	AIRCRAFT	3/1/05	160,000.00
SOCIETE GENERALE PARIS	AIRCRAFT	3/1/05	328,750.00
BAYERISCHE LAANDESBANK	AIRCRAFT	3/1/05	1,125,000.00
US BANK	AIRCRAFT	3/2/05	308,361.11
KREDITANSTALT FUR WIEDERAUFBAU	AIRCRAFT	3/2/05	513,376.06
US BANK	AIRCRAFT	3/3/05	180,000.00
US BANK	AIRCRAFT	3/4/05	400,000.00
RBS AEROSPACE LIMITED	AIRCRAFT	3/7/05	126,083.33
US BANK	AIRCRAFT	3/7/05	200,000.00
WILMINGTON TRUST COMPANY	AIRCRAFT	3/7/05	517,333.33
IAE	AIRCRAFT	3/8/05	1,620,000.00
RBS AEROSPACE LIMITED	AIRCRAFT	3/8/05	127,027.78
WILMINGTON TRUST COMPANY	AIRCRAFT	3/8/05	700,000.00
AIE VI	AIRCRAFT	3/9/05	3,630,000.00
US BANK	AIRCRAFT	3/10/05	326,305.56
US BANK	AIRCRAFT	3/10/05	155,719.27
WILMINGTON TRUST COMPANY	AIRCRAFT	3/10/05	400,000.00
US BANK	AIRCRAFT	3/11/05	406,777.78
WILMINGTON TRUST COMPANY	AIRCRAFT	3/11/05	400,000.00
US BANK	AIRCRAFT	3/14/05	1,226,666.67
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	3/15/05	8,644,062.50
US BANK	AIRCRAFT	3/15/05	7,586.19
US BANK	AIRCRAFT	3/17/05	400,000.00
WILMINGTON TRUST COMPANY	AIRCRAFT	3/17/05	85,000.00
BNP PARIBAS, TOKYO BRANCH	AIRCRAFT	3/18/05	504,833.33
US BANK	AIRCRAFT	3/18/05	1,048,500.00
US BANK	AIRCRAFT	3/21/05	160,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	3/21/05	2,048,804.11
WILMINGTON TRUST COMPANY	AIRCRAFT	3/21/05	409,807.00
US BANK	AIRCRAFT	3/23/05	425,000.00
WILMINGTON TRUST COMPANY	AIRCRAFT	3/23/05	170,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	3/28/05	1,033,981.48
WILMINGTON TRUST COMPANY	AIRCRAFT	3/28/05	299,333.34
US BANK	AIRCRAFT	3/29/05	80,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	3/29/05	5,595,464.95
WILMINGTON TRUST COMPANY	AIRCRAFT	3/29/05	85,000.00
PHILIP MORRIS CAPITAL CORPORATION	AIRCRAFT	3/30/05	2,340,000.00
US BANK	AIRCRAFT	3/30/05	280,000.00
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	3/30/05	15,793,294.86
WILMINGTON TRUST COMPANY	AIRCRAFT	3/30/05	95,000.00
EXPORT DEVELOPMENT CORPORATION	AIRCRAFT	3/30/05	151,666.80
CALYON	AIRCRAFT	3/30/05	1,263,080.31
CUMBERLAND LEASE CORP.	AIRCRAFT	3/31/05	95,000.00
MIZUHO CORPORATE BANK	AIRCRAFT	3/31/05	650,000.00
SOCIETE GENERALE	AIRCRAFT	3/31/05	1,280,373.28
US BANK	AIRCRAFT	3/31/05	15,489,740.74
WELLS FARGO BANK NORTHWEST, N.A.	AIRCRAFT	3/31/05	475,000.00
WESTDEUTSCHE LANDESBANK GIROZCENTRALE	AIRCRAFT	3/31/05	2,250,000.00
WILMINGTON TRUST COMPANY	AIRCRAFT	3/31/05	505,000.00
CIT GROUP	AIRCRAFT	3/31/05	135,000.00
UT FINANCE	AIRCRAFT ENGINE	3/31/05	189,954.35
MITSUBISHI TRUST & BANKING CORP.	AIRCRAFT	3/31/05	4,860,000.00
SMBC	AIRCRAFT	3/31/05	2,100,000.00
CITIBANK	AIRCRAFT	3/31/05	326,357.28
			119,615,588.84

SCHEDULE E - Professional Payments [1]

	PROFESSIONAL GROUP	MONTH AMOUNT AUTHORIZED	MONTH AMOUNT PAID
	Babcock & Brown	$ 337,500.00	$ 337,500.00
	Bain & Company (OCP)	126,172.61	126,172.61
	Bridge Associates	580,314.80	580,314.80
	Cognizant Associates	18,291.00	18,291.00
	Deloitte & Touche (ICP)	1,205,053.00	1,205,053.00
	FTI Consulting / PWC	7,975.91	7,975.91
	Heidrick & Struggles Inc	124,396.67	124,396.67
	Huron Consulting Group	127,400.55	127,400.55
	Jenner & Block	3,020.78	3,020.78
	Kirkland & Ellis	502,217.43	502,217.43
	KPMG	237,927.40	237,927.40
	Marr Hipp Jones & Wang	135,427.06	135,427.06
	Mayer, Brown	112,611.77	112,611.77
	Mercer Management Consulting	292,828.69	292,828.69
	Mesirow Financial Consulting	33,487.00	33,487.00
	Paul Hastings	1,986.69	1,986.69
	Piper Rudnick	98,973.68	98,973.68
	Rothschild	425,030.87	425,030.87
	Saybrook Capital	462,262.31	462,262.31
	Sonnenschein Nath & Rosenthal	298,940.04	298,940.04
	Sperling & Slater	22,918.75	22,918.75
	Vedder Price	377,888.32	377,888.32
	Committee of Unsecured Creditors	5,207.94	5,207.94

	Total	$ 5,537,833.27	$ 5,537,833.27

[1]	Professionals, for the purpose of this report, are defined as those who have filed a Professional Retention with the Federal Bankruptcy Court and whom are subject to the Interim Compensation Motion. All professional fees and expenses incurred in March have been accrued and reported on the Debtor's Balance Sheet. In instances in which fee applications have been received and the associated payments have been made, the accrual has been adjusted and the actual activity has been reflected in the Debtor's Accounts Payable.

SCHEDULE F - Accounts Receivable and Accounts Payable Schedule

STATEMENT OF AGED RECEIVABLES
Tie -out	Consol.	Filed	Non-Filed
A/R	Entities	Entities
Beginning of month balance[1]	$1,154,360,804	$1,187,423,094	$1,176,056,804	$11,366,290

Add: sales on account	$1,818,729,030

Less: collections	($1,794,771,237)

Less: Write-offs and Clearing	($2,261,793)

End of month balance	$1,176,056,804

0 - 30 Days[2]	31 - 60 Days[2]	61 - 90 Days[2]	Over 90 Days[2]	End of Month Total

$1,053,576,614	$44,075,400	$25,520,926	$52,883,864	$1,176,056,804

1 Includes accruals for unprocessed sales for which the Debtor has not sent an invoice during the reporting period.
2 Accounts receivable aging based upon the previous month's aging percentage.

STATEMENT OF ACCOUNTS PAYABLE

Consolidated Filing Entities	Tie -out
Consol.
Filed	Non-Filed
A/P	Entities	Entities
Beginning of month balance [1]	$371,696,000	$369,815,000	$366,328,000	$3,487,000

Add: credit extended	$1,382,510,464

Less: payments on account	($1,387,878,464)

End of month balance	$366,328,000

0 - 30 Days	31 - 60 Days [2]	61 - 90 Days [2]	Over 90 Days [2]	End of Month Total

$365,526,383	$457,937	$343,680	$0	$366,328,000

1 Includes accruals for goods and services received for which the Debtor has not yet received an invoice during the reporting period.
2 All trade payables over 30 days old are available upon request.

SCHEDULE G - Bank Accounts and Financial Institution Relationships

The Debtors' businesses and financial affairs require the collection, disbursement and movement of funds through numerous bank accounts.
In addition to the 167 domestic bank accounts, the Debtor operates 105 accounts in approximately 47 countries around the world.
A list of the Debtor's bank accounts is detailed below:

(*denotes new account for this monthly operating report as compared to prior monthly operating report)

DOMESTIC BANK ACCOUNTS

Financial Institution	Account Location	Acct #
1ST SOURCE BANK	South Bend, IN	n/a
AMSOUTH BANK	Birmingham, AL	n/a
AMSOUTH BANK	Knoxville, TN	n/a
ASSOCIATED BANK -WI	Madison, WI	n/a
BANK OF AMERICA	North Charleston, SC	n/a
BANK OF AMERICA	Baltimore, MD	n/a
BANK OF AMERICA	Savannah, GA	n/a
BANK OF AMERICA	Greenville, SC	n/a
BANK OF AMERICA	Richmond, VA	n/a
BANK OF AMERICA	Greensboro, NC	n/a
BANK OF AMERICA	Wichita, KS	n/a
BANK OF AMERICA	Springfield, MO	n/a
BANK OF AMERICA	Kansas City, MO	n/a
BANK OF AMERICA	Austin, TX	n/a
BANK OF AMERICA	San Antonio, TX	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA	San Francisco, CA	n/a
BANK OF AMERICA CALIF PZ	San Francisco, CA	n/a
Bank of America PZ-CA	DeKalb, Ga	n/a
BANK OF AMERICA SFOTK	San Francisco, CA	n/a
BANK OF AMERICA -SILVER WINGS	San Francisco, CA	n/a
BANK OF AMERICA WASHINGTON	Seattle, WA	n/a
BANK OF HAWAII	Honolulu, HI	n/a
BANK OF ILLINOIS (Air Wisconsin)	Normal, IL	n/a
BANK OF NEW YORK	White Plains, NY	n/a
BANK OF OKLAHOMA	Tulsa, OK	n/a
BANK OF THE WEST	San Jose, Ca	n/a
BANK ONE	Chicago, IL (Miami Cluster)	n/a
BANK ONE	Grand Rapids, MI	n/a
BANK ONE (Tickets By Mail)	Detroit, MI	n/a
BANK ONE	Detroit, MI	n/a
BANK ONE	Lexington, KY	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE (AirWisconsin)	Traverse City, MI	n/a
BANK ONE (CAFETERIA)	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE	Chicago, IL	n/a
BANK ONE INDIANAPOLIS	Indianapolis, IN	n/a
BANK ONE OF OKLAHOMA	Oklahoma City, OK	n/a
CANADIAN IMPERIAL	Toronto, Ontario Canada	n/a
CANANDAIGUA NAT BANK & TRUST	Pittsford, NY	n/a
CAPITAL CITY BANK & TRUST CO	Atlanta, Ga	n/a
CAPITAL SAVINGS BANK	El Paso, TX	n/a
Charter One Bank	Binghamton, NY	n/a
CHASE BANK	New York, NY	n/a
CHASE MANHATTAN BANK (FirstBank)	St. Thomas, USVI	n/a
CHASE MANHATTAN BANK	New York, NY (LGA)	n/a
CHITTENDEN TRUST CO	Burlington, VT	n/a
CITIBANK	New York, NY	n/a
CITIBANK	New York, NY	n/a
CITIBANK (EMP WELFARE)	New York, NY	n/a
CITIBANK, N.A.	Jamaica, NY (JFK)	n/a
City National Bank	Charleston, WV	n/a
COMERICA	Detroit, MI	n/a
COMERICA (AirWisconsin)	Lansing, MI	n/a
COMMUNITY BANK OF COLORADO CO	Gunnison, CO	n/a
FIFTH THIRD BANK	Florence, KY	n/a
FIFTH THIRD BANK	Kalamazoo, MI	n/a
FIRST BANK OF AVON	Avon, CO	n/a
FIRST CITIZENS BANK	Raleigh, NC	n/a
FIRST CITIZENS BK-RALEIGH	Charlotte, NC	n/a
FIRST HAWAIIAN BANK	Honolulu, HI	n/a
FIRST MIDWEST BANK	Moline, IL	n/a
FIRST NATIONAL BANK OF ROCKIES	Hayden, CO	n/a
FIRST UNION	Philadelphia, PA	n/a
FIRST UNION BANK	Allentown, PA	n/a
FIRST UNION BANK	Roanoke, VA	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRST UNION BANK	Newark, NJ	n/a
FIRSTAR BANK	Cedar Rapids, IA	n/a
FIRSTAR BANK	St. Louis, MO	n/a
FIRSTAR, N.A.	Cleveland, OH	n/a
FLEET	Boston, MA	n/a
FLEET BANK	Manchester, NH	n/a
FLEET NATIONAL BANK	Providence, RI	n/a
FREELAND STATE BANK	Freeland, MI	n/a
FVB COLONIAL	Richmond, VA	n/a
HARRIS BANK	Chicago, IL	n/a
HSBC	Buffalo, NY	n/a
JACKSON STATE BANK-WY	Jackson Hole, WY	n/a
JP MORGAN CHASE	New York, NY	n/a
JP MORGAN CHASE	New York, NY	n/a
KEY BANK	Dayton, OH	n/a
KEY BANK OF CENTRAL N.Y.	Syracuse, NY	n/a
KEY BANK OF EASTERN N.Y.	Albany, NY	n/a
M & I BANK	Milwaukee, WI	n/a
M & I BANK FOX VALLEY	Appleton, WI	n/a
M & I BANK OF MOSINEE	Mosinee, WI	n/a
M & I MARSHALL & ILSLEY	Green Bay, WI	n/a
M & T BANK	Middletown, PA	n/a
MONTROSE BANK CO	Montrose, CO	n/a
NATIONAL CITY	Columbus, OH	n/a
NATIONAL CITY BANK	Pittsburgh, PA	n/a
NATIONAL CITY BANK OF MI/IL	Peoria, IL	n/a
NATIONAL CITY BANK OF MI/IL (AW)	Springfield, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST	Chicago, IL	n/a
NORTHERN TRUST BANK (WHQ Deposits)	Chicago, IL	n/a
NORTHERN TRUST CO 15 & 16	Chicago, IL	n/a
NORTHERN TRUST CONTROL ACCT	Chicago, IL	n/a
NORTHERN TRUST FIELD REFUNDS	Chicago, IL	n/a
NORTHERN TRUST LOCAL DISB	Chicago, IL	n/a
PEOPLES HERITAGE	Portland, ME	n/a
PNC Bank	Avoca, PA	n/a
PNC Bank	State College, PA	n/a
SUN TRUST	Washington, DC	n/a
SUN TRUST BANK	Nashville, TN	n/a
SUN TRUST BANK	Orlando, FL	n/a
THE NORTHERN TRUST	Chicago, IL	n/a
TIDEWATER BANK	Norfolk, VA	n/a
U.S. BANK OF MINNESOTA	Medford, OR	n/a
UNION BANK OF CALIFORNIA	San Diego, CA	n/a
UNIZAN BANK	North Canton, OH	n/a
US BANK	Aspen, CO	n/a
US BANK	Rapid City, SD (Mileage Plus)	n/a
US BANK (HELENA, MONTANA)	Billings, MT	n/a
US BANK (MINNESOTA)	Lincoln, NE	n/a
WACHOVIA	Chicago, IL	n/a
Wachovia Bank & Trust	Charlottesville, VA	n/a
Wachovia Bank & Trust	Cayce, SC	n/a
WACHOVIA BK & TRST 230 OPER	Chicago, IL	n/a
WACHOVIA BK & TRST 231 PZ	Chicago, IL	n/a
WACHOVIA: "MPI"	Chicago, IL	n/a
WACHOVIA: "OFFICERS"	Chicago, IL	n/a
WACHOVIA: "PREMIER"	Chicago, IL	n/a
WACHOVIA: "Washington Dulles"	Washington, DC	n/a
WEBSTER BANK	Hartford, CT	n/a
WELLS FARGO	Los Angeles, CA	n/a
WELLS FARGO	Seattle, WA	n/a
WELLS FARGO	Grapevine, TX	n/a
WELLS FARGO	Anchorage, AK	n/a
WELLS FARGO BANK	Phoenix, AZ	n/a
WELLS FARGO BANK	Houston, TX	n/a
WELLS FARGO BANK IOWA	Des Moines, IA	n/a
WELLS FARGO BANK N. DAKOTA	Bismarck, ND	n/a
WELLS FARGO BANK WEST	Denver, CO	n/a
WELLS FARGO BANK WEST	Ignacio, Colorado	n/a
WELLS FARGO BANK WEST	Colorado Springs, CO	n/a
WELLS FARGO BANK, N.A.	Boise, ID	n/a
WELLS FARGO BANK, NA	Las Vegas, NV	n/a
WELLS FARGO BANK-NE	Omaha, NE	n/a
WELLS FARGO-LAS VEGAS	Las Vegas, NV	n/a
WELLS FARGO-MINNESOTA	Minneapolis, MN	n/a
WELLS FARGO-NEW MEXICO	Albuquerque, NM	n/a
WELLS FARGO-SOUTH DAKOTA	Sioux Falls, SD	n/a
WESTAMERICA BANK	Suisun, CA	n/a
WHITNEY NATIONAL	New Orleans, LA	n/a
ZIONS BANK:AW	Salt Lake City, UT	n/a

SCHEDULE G - Bank Accts and Financial Institution Relationships

EUROPEAN BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
BANK OF BERMUDA	BERMUDA	n/a
KREDIETBANK	Belgium	n/a
CITIBANK	England	n/a
CITIBANK	England	n/a
CITIBANK	England	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
COMMERZ BANK	Germany	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
BANQUE NATIONALE de PARIS	France	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
NATIONAL WESTMINSTER BANK (Royal Bank of Scotland)	England	n/a
BANK OF IRELAND	Ireland	n/a
ABN AMRO BANK	Netherlands	n/a
CREDIT SUISSE	Switzerland	n/a
CITIBANK (USD)	Vietnam	n/a

ASIA-PACIFIC BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
AUSTRALIA & NEW ZEALAND BANKING GROUP	Australia	n/a
CITIBANK AUSTRALIA	Australia	n/a
CHINA CONSTRUCTION BANK	China	n/a
BANK OF CHINA	China	n/a
BANK OF CHINA	China	n/a
BANK OF CHINA	China	n/a
BANK OF CHINA	China	n/a
CHINA CONSTRUCTION BANK	China	n/a
INDUSTRIAL & COMMERCIAL BANK OF CHINA	China	n/a
CITIBANK	Hong Kong	n/a
CITIBANK	Hong Kong	n/a
CITIBANK	Hong Kong	n/a
HONGKONG & SHANGHAI BANK	Hong Kong	n/a
CITIBANK	India	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
THE BANK OF TOKYO MITSUBISHI	Japan	n/a
CITIBANK	Japan	n/a
CITIBANK	Japan	n/a
CITIBANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
KOREA EXCHANGE BANK	Korea	n/a
BANK OF AMERICA	Korea	n/a
BANK OF AMERICA	Korea	n/a
CITIBANK	New Zealand	n/a
CITIBANK	Singapore	n/a
BANK OF AMERICA	Singapore	n/a
CITIBANK	Thailand	n/a
CITIBANK	Taiwan	n/a

LATIN AMERICA BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
CITIBANK	Argentina	n/a
BANCO DE BOSTON	Argentina	n/a
BANCO DE LA NACION	Argentina	n/a
BANCO RIO DE LA PLATA	Argentina	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
CARIBBEAN MERCANTILE BANK	Aruba	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
UNIBANCO	Brazil	n/a
BANCO DE BRASIL	Brazil	n/a
BANCO BOSTON	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO SAFRA	Brazil	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE CHILE	Chile	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE COSTA RICA	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO DE SAN JOSE	Costa Rica	n/a
BANCO PROGRESSO	Dominican Republic	n/a
BANCO CUSCATLAN	El Salvador	n/a
CITIBANK	El Salvador	n/a
BANCO DE OCCIDENTE	Guatemala	n/a
CITIBANK	Guatemala	n/a
NATIONAL COMMERCIAL BANK	Jamaica	n/a
BANCA SERFIN	Mexico	n/a
BANCA SERFIN	Mexico	n/a
SUDAMERIS BANK	Uruguay	n/a
SUDAMERIS BANK	Uruguay	n/a
BANCO MERCANTIL	Venezuela	n/a
BANCO PROVINCIAL	Venezuela	n/a
BANCO MERCANTIL	Venezuela	n/a

OFFLINE BANK ACCOUNTS

Financial Institution	Location	Bank Acct #
BANCO POPULAR	PUERTO RICO	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a
CITIBANK	PANAMA	n/a
CITIBANK	PHILIPPINES	n/a
CITIBANK	PHILIPPINES	n/a
PRODUBANCO	ECUADOR	n/a
ISLANDSBANKI	ICELAND	n/a
SKANDINAVISKA	SWEDEN	n/a
National Bank of Kuwait	Kuwait	n/a
BANK AUSTRIA AG	AUSTRIA	n/a
CHRISTIANA BANK (NORDEA BANK NORGE ASA)	NORWAY	n/a
CREDIT LYONNAIS	VIETNAM	n/a
CAYMAN NATIONAL BANK	BRITISH WI	n/a
NED BANK	SOUTH AFRICA	n/a
BANK HANDLOWY	POLAND	n/a
BANCO COMERCIAL PORTUGAL	PORTUGAL	n/a
BANCO COLPATRIA	COLOMBIA	n/a
BANCO COLPATRIA	COLOMBIA	n/a
CANADIAN INTERNATIONAL BANK OF COMMERCE	CANADA	n/a

SUBSIDIARY BANK ACCOUNTS

Financial Institution	Country	Bank Acct #

UNITED AVIATION FUELS CORP.
NOTHERN TRUST BANK	USA	n/a
UNITED WORLDWIDE CORP.
JP MORGAN CHASE	USA	n/a
MILEAGE PLUS, INC.
SHORE BANK	USA	n/a
PREMIER MEETING & TRAVEL SERVICES, INC.
BANK ONE	USA	n/a
BANK ONE	USA	n/a
MY POINTS.COM, INC.
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
SILICON VALLEY BANK	USA	n/a
FLEET BANK	USA	n/a
WELLS CAPITAL MANAGEMENT	USA	n/a
WELLS FARGO BANK	USA	n/a
UAL LOYALTY SERVICES
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
BANK ONE	USA	n/a
KION DE MEXICO
BANCA SERFIN, S.A.	MEXICO	n/a
BANCA SERFIN, S.A.	MEXICO	n/a
CITIBANK	USA	n/a

TAX QUESTIONNAIRE

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition as the taxes come due. Please indicate whether the following post-petition taxes have been paid or deposited as they came due.

( ) Check here if no employees.

TAX	YES	NO	NOT REQUIRED	WHEN DUE
Federal income tax withholding	X
FICA withholding	X
Employer's share FICA	X
Federal Unemployment Taxes	X
State Income Tax Withholding	X
Sales Tax	X
Other Tax	X

If any taxes have not been paid when due complete this table:

TAX NOT PAID	AMOUNT NOT PAID	DATE OF LAST PAYMENT

Note: Tax related payments withheld from UAL and its subsidiaries' employee in the United States of America wages are paid to a third party payroll service, Deloitte & Touche LLP., with the exception of Mileage Plus who pays such tax related payments to Automatic Data Processing.